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                                                                    Exhibit 32.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Teledyne Technologies Incorporated on Form 10-K for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Mehrabian, Chairman, President and Chief Executive Officer of Teledyne Technologies Incorporated (the "Corporation"), certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Robert Mehrabian
-----------------------------------------
Robert Mehrabian
Chairman, President and Chief Executive Officer
March 4, 2004

A signed original of this written statement required by Section 906 has been provided to Teledyne Technologies Incorporated and will be retained by Teledyne Technologies Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.